SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               OCTOBER 15, 1999


                  --------------------------------------------
                            AAMES CAPITAL CORPORATION
                  --------------------------------------------
            (Exact name of Registrant as specified in its charter)

          CALIFORNIA                333-46893-01               95-4438859
----------------------------        ------------             ------------------
(State or other jurisdiction        (Commission               (I.R.S. employer
       of incorporation)            file numbers)            identification no.)


350 SOUTH GRAND AVENUE
LOS ANGELES, CALIFORNIA                                                  90071
----------------------------------------                              ----------
(Address of principal executive offices)                              (ZIP Code)


                                 (213) 210-5000
               --------------------------------------------------
               Registrant's telephone number, including area code

                                       NA
          (Former name or former address, if changed since last report)







Item 7. FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

            20.1 Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 1991-1 - Statement to Certificateholders

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AAMES CAPITAL CORPORATION

                              By:   /S/ DAVID A. SKLAR
                                 --------------------------------------
                                    David A. Sklar
                                    Executive Vice President


Dated:  October 29, 1999






                                INDEX TO EXHIBITS


EXHIBIT


20.1        Aames Capital Corporation, Mortgage Pass-Through
            Certificates, Series 1991-1 - Statement to Certificateholders